FINANCIAL INVESTORS TRUST

ALPS/WMC RESEARCH VALUE FUND (THE “FUND”)

SUPPLEMENT DATED OCTOBER 14, 2015 TO THE FUND’S PROSPECTUS DATED FEBRUARY 28, 2015, AS SUPPLEMENTED

Effective November 1, 2015, the section titled “FEES AND EXPENSES OF THE PORTFOLIO” of the Fund’s Prospectus is deleted and replaced in its entirety with the following:

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 114 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 99 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.28%	0.54%	0.28%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Fund Expenses	0.28%	0.29%	0.28%
Total Annual Fund Operating Expenses	1.48%	2.24%	1.23%
Fee Waiver and Expense Reimbursement (1)	-0.33%	-0.34%	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	1.90%	0.90%

(1)
ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.90% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$661	$961	$1,284	$2,193
Class C Shares	$293	$667	$1,168	$2,545
Class I Shares	$92	$358	$644	$1,458
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$661	$961	$1,284	$2,193
Class C Shares	$193	$667	$1,168	$2,545
Class I Shares	$92	$358	$644	$1,458

Please retain this supplement for future reference.